UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2013

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh ("Bank") to amend the Current Reports on Form 8-K filed on November 15, 2013 and November 22, 2013 in order to add information about the standing Committees of the Bank’s Board of Directors ("Board") on which: Messrs. Blaston, Cortés, Nugent, Ward and Ms. Yochem, will serve in 2014.

On January 21, 2014 the Board approved:

1) Mr. Joseph M. Blaston, Director of Mortgage Banking Operations, Santander Bank, N.A. to serve on the Finance and Human Resources Committees;

2) Reverend Luis A. Cortés, President, Esperanza to serve as Vice Chair of the Affordable Housing, Products and Services Committee and to serve on the Human Resources Committee;

3) Mr. Charles J. Nugent, Vice President, Fulton Bank, N.A. to serve as Chair of the Risk Committee and to serve on the Finance Committee;

4) Mr. Patrick J. Ward, Chairman and CEO, Penn Liberty Bank to serve as Chair of the Affordable Housing, Products and Services Committee and to serve on the Risk Committee; and

5) Ms. Angela J. Yochem, Global Chief Information Officer, BDP International to serve on the Governance and Public Policy and Risk Committees.

In addition, the Board approved committee assignments for 2014 for all other directors. Following these approvals, for 2014 the composition of each committee of the Board of Directors is as follows:

AUDIT
Mr. Brian A. Hudson, Chair
Mr. Bradford E. Ritchie, Vice Chair
Mr. William C. Marsh
Ms. Lynda A. Messick
Mr. John S. Milinovich

AFFORDABLE HOUSING, PRODUCTS AND SERVICES
Mr. Patrick J. Ward, Chair
Reverend Luis A. Cortés, Vice Chair
Ms. Pamela H. Godwin
Mr. Bradford E. Ritchie

FINANCE
Ms. Charlotte B. McLaughlin, Chair
Mr. William C. Marsh, Vice Chair
Mr. Joseph M. Blaston
Mr. Charles J. Nugent
Mr. Frederick E. Schea

GOVERNANCE AND PUBLIC POLICY
Mr. John S. Milinovich, Chair
Ms. Maureen Breakiron-Evans, Vice Chair
Mr. Brian A. Hudson
Ms. Lynda A. Messick
Ms. Angela J. Yochem

HUMAN RESOURCES
Ms. Pamela H. Godwin, Chair
Ms. Charlotte B. McLaughlin, Vice Chair
Mr. Joseph M. Blaston
Reverend Luis A. Cortés

RISK
Mr. Charles J. Nugent, Chair
Ms. Maureen Breakiron-Evans, Vice Chair
Mr. Frederick E. Schea
Mr. Patrick J. Ward
Ms. Angela J. Yochem

Mr. Patrick A. Bond, Chair of the Board of Directors and Mr. John K. Darr, Vice Chair, each serve as non-voting ex-officio members of each of these committees.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

January 22, 2014	By:	/s/Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel and Corporate Secretary